                                                                   Exhibit 99.9

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        1,446,301.18

Available Funds:
    Contract Payments due and received in this period                                                     6,073,574.90
    Contract Payments due in prior period(s) and received in this period                                    640,797.06
    Contract Payments received in this period for next period                                               205,701.25
    Sales, Use and Property Tax, Maintenance, Late Charges                                                  156,240.65
    Prepayment Amounts related to early termination in this period                                           77,449.67
    Servicer Advance                                                                                      2,108,259.36
    Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
    Transfer from Reserve Account                                                                        11,567,693.86
    Interest earned on Collection Account                                                                     5,686.89
    Interest earned on SPG Account                                                                              838.50
    Proceeds from repurchase of Contracts per Contribution and Servicing
     Agreement Section 5.03                                                                                       0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
     (Substituted contract < Predecessor contract)                                                                0.00
    Due from Bank of America Derivative Settlement                                                                0.00
    Any other amounts                                                                                             0.00

                                                                                                      ----------------
Total Available Funds                                                                                    22,282,543.32
Less: Amounts to be Retained in Collection Account                                                        1,288,865.23
                                                                                                      ----------------
AMOUNT TO BE DISTRIBUTED                                                                                 20,993,678.09
                                                                                                      ================

DISTRIBUTION OF FUNDS:

         1.      To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                   0.00
         2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                                         699,817.49
         3.      To Bank of America Derivative Settlement                                                   279,514.05
         4.      To Noteholders (See Note Principal & Interest Calculations
                  attached)
                    a) Class A1 Principal and Interest                                                            0.00
                    a) Class A2a Principal (distributed after A1 Note matures)
                       and Interest                                                                       3,530,364.37
                    a) Class A2b Principal (distributed after A2 Note matures)
                       and Interest                                                                       3,539,069.96
                    a) Class A3a Principal (distributed after A3 Note matures)
                       and Interest                                                                         286,460.67
                    a) Class A3b Principal (distributed after A4 Note matures)
                       and Interest                                                                         258,000.00
                    b) Class B Principal and Interest                                                       136,204.19
                    c) Class C Principal and Interest                                                       279,013.62
                    d) Class D Principal and Interest                                                       180,818.91
                    e) Class E Principal and Interest                                                       255,658.99

         5.      To Reserve Account for Requirement per Indenture Agreement
                 Section 3.08                                                                            11,154,479.37
         6.      To Issuer - Residual Principal and Interest and Reserve Account
                  Distribution
                    a) Residual Interest (Provided no Restricting or Amortization
                       Event in effect)                                                                           0.00
                    b) Residual Principal (Provided no Restricting or
                       Amortization Event in effect)                                                              0.00
                    c) Reserve Account Distribution (Provided no Restricting or
                       Amortization Event in effect)                                                              0.00
         7.      To Servicer, Tax, Maintenance, Late Charges and Bank interest
                 earned and any other amounts                                                               162,766.04
         8.      To Servicer, Servicing Fee and other Servicing Compensations                               231,510.44
                                                                                                      ----------------
TOTAL FUNDS DISTRIBUTED                                                                                  20,993,678.09
                                                                                                      ================

                                                                                                      ----------------
End of Period Collection Account Balance {Includes Payments in Advance &
Restricting Event Funds (if any)}                                                                         1,288,865.23
                                                                                                      ================

II. RESERVE ACCOUNTS

Beginning Balance                                                                       200,000.00       11,560,273.87
     - Add Investment Earnings                                                              126.19            7,293.80
     - Add Transfer from Certificate Account (To Satisfy Reserve Account
       Requirement)                                                                                      11,154,479.37
     - Less Distribution to Certificate Account                                             126.19       11,567,567.67
                                                                                     -------------    ----------------
End of period balance                                                                $  200,000.00    $  11,154,479.37
                                                                                     =============    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances.                                                                            $  200,000.00    $  11,560,273.87
                                                                                     =============    ================
                                                                                                                  0.00

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Pool A                               273,968,296.47
                             Pool B                                49,615,201.15
                                                                  --------------
                                                                                                      323,583,497.62
Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     506,687.81
Class A Monthly Interest - Pool B                                      91,760.32

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  5,577,828.72
Class A Monthly Principal - Pool B                                  1,437,618.15
                                                                  --------------
                                                                                                        7,015,446.87
Ending Principal Balance of the Class A Notes
                             Pool A                               268,390,467.75
                             Pool B                                48,177,583.00
                                                                  --------------                      --------------
                                                                                                      316,568,050.75
                                                                                                      ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Class A1                                       0.00
                             Class A2a                             19,191,748.81
                             Class A2b                             19,191,748.81
                             Class A3a                            199,200,000.00
                             Class A3b                             86,000,000.00
                                                                  --------------

Class A Monthly Interest                                                                              323,583,497.62
                             Class A1 (Actual Number Days/360)              0.00
                             Class A2a(Actual Number Days/360)         22,640.93
                             Class A2b                                 31,346.52
                             Class A3a(Actual Number Days/360)        286,460.67
                             Class A3b                                258,000.00
                                                                  --------------

Class A Monthly Principal
                             Class A1                                       0.00
                             Class A2a                              3,507,723.43
                             Class A2b                              3,507,723.43
                             Class A3a                                      0.00
                             Class A3b                                      0.00
                                                                  --------------
                                                                                                        7,015,446.87
Ending Principal Balance of the Class A Notes
                             Class A1                                       0.00
                             Class A2a                             15,684,025.38
                             Class A2b                             15,684,025.38
                             Class A3a                            199,200,000.00
                             Class A3b                             86,000,000.00
                                                                  --------------                      --------------
                                                                                                      316,568,050.75
                                                                                                      ==============
Class A3

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                            4,672,833.42
                               Pool B                              845,866.75
                                                                 ------------
                                                                                          5,518,700.17
Class B Overdue Interest, if any                                         0.00
Class B Monthly Interest - Pool A                                   14,018.50
Class B Monthly Interest - Pool B                                    2,537.60

Class B Overdue Principal, if any                                        0.00
Class B Monthly Principal - Pool A                                  95,129.59
Class B Monthly Principal - Pool B                                  24,518.50
                                                                 ------------
                                                                                            119,648.09
Ending Principal Balance of the Class B Notes
                               Pool A                            4,577,703.84
                               Pool B                              821,348.24
                                                                 ------------            -------------
                                                                                          5,399,052.08
                                                                                         =============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                            9,338,933.64
                               Pool B                            1,690,514.67
                                                                 ------------
                                                                                         11,029,448.31
Class C Overdue Interest, if any                                         0.00
Class C Monthly Interest - Pool A                                   33,775.81
Class C Monthly Interest - Pool B                                    6,114.03

Class C Overdue Principal, if any                                        0.00
Class C Monthly Principal - Pool A                                 190,122.10
Class C Monthly Principal - Pool B                                  49,001.68
                                                                 ------------
                                                                                            239,123.78
Ending Principal Balance of the Class C Notes
                               Pool A                            9,148,811.54
                               Pool B                            1,641,512.99
                                                                 ------------            -------------
                                                                                         10,790,324.53
                                                                                         =============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                            6,228,200.16
                               Pool B                            1,127,416.06
                                                                 ------------
                                                                                                       7,355,616.22
Class D Overdue Interest, if any                                         0.00
Class D Monthly Interest - Pool A                                   18,073.89
Class D Monthly Interest - Pool B                                    3,271.70

Class D Overdue Principal, if any                                        0.00
Class D Monthly Principal - Pool A                                 126,793.76
Class D Monthly Principal - Pool B                                  32,679.56
                                                                 ------------
                                                                                                         159,473.32
Ending Principal Balance of the Class D Notes
                               Pool A                            6,101,406.41
                               Pool B                            1,094,736.49
                                                                 ------------                          ------------
                                                                                                       7,196,142.90
                                                                                                       ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                            7,783,566.91
                               Pool B                            1,408,965.36
                                                                 ------------
                                                                                                       9,192,532.27
Class E Overdue Interest, if any                                         0.00
Class E Monthly Interest - Pool A                                   47,721.91
Class E Monthly Interest - Pool B                                    8,638.52

Class E Overdue Principal, if any                                        0.00
Class E Monthly Principal - Pool A                                 158,457.93
Class E Monthly Principal - Pool B                                  40,840.62
                                                                 ------------
                                                                                                         199,298.55
Ending Principal Balance of the Class E Notes
                               Pool A                            7,625,108.98
                               Pool B                            1,368,124.74
                                                                 ------------                          ------------
                                                                                                       8,993,233.72
                                                                                                       ============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                11,377,024.07
                               Pool B                                 2,493,930.77
                                                                     -------------
                                                                                                        13,870,954.84

Residual Interest - Pool A                                                    0.00
Residual Interest - Pool B                                                    0.00

Residual Principal - Pool A                                                   0.00
Residual Principal - Pool B                                                   0.00                               0.00

Ending Residual Principal Balance
                               Pool A                                11,377,024.07                      -------------
                               Pool B                                 2,493,930.77                      13,870,954.84
                                                                     -------------                      =============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                           231,510.44
- Collection period Trustee Fee                                                                         $   (5,127.45)
- Servicer Advances reimbursement                                                                          699,817.49
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          162,766.04
                                                                                                        -------------
Total amounts due to Servicer                                                                            1,088,966.52
                                                                                                        =============

                          DVI RECEIVABLES XVIII 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               313,253,460.10

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              6,148,332.09

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
            ending of the related Collection Period                                                                  307,105,128.01
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          5,617,879.40

             - Principal portion of Prepayment Amounts                                                   61,688.68

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                              468,764.01

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      ------------
                                              Total Decline in Aggregate Discounted Contract Balance  6,148,332.09
                                                                                                      ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                57,163,249.40

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,584,658.52

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   55,578,590.88

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          1,568,897.53

             - Principal portion of Prepayment Amounts                                                   15,760.99

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      ------------
                                              Total Decline in Aggregate Discounted Contract Balance  1,584,658.52
                                                                                                      ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    362,683,718.89
                                                                                                                     ==============

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                                      Discounted                                   Discounted
         Lease #                    Present Value                  Lease #        Present Value
         -------                    -------------                  -------        -------------
#* 7002469-001 (08/03)                14,288.64
#* 7002469-003 (08/03)                 3,427.24
#* 7003145-001 (08/03)               119,023.00
#* 7003091-001 (09/03)                33,567.30
#* 7003951-001 (09/03)                58,639.44
#* 7004553-001 (09/03)                13,809.65
#* 7001665-001 (10/03)                55,517.26
#* 7002542-001 (10/03)                24,938.94
#* 7003812-002 (10/03)               251,031.68
#* 7004515-001 (10/03)                56,948.17
#* 7004538-001 (10/03)                54,868.99
#* 9906114-002 (10/03)                25,458.97

                                    -----------
                         Totals:    $711,519.28

   POOL B

                                    Discounted                                       Discounted
Lease #                            Present Value                   Lease #         Present Value
-------                            -------------                   -------         -------------
                                                                                  $         0.00

                                      ------
                         Totals:      $ 0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                        $    711,519.28
b) ADCB AT  CLOSING DATE                                                          $462,410,954.84
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                              0.15%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
      Repurchases                                                              $  1,126,541.50

      Substitutions                                                            $             -

POOL B
      Repurchases                                                              $    159,060.19

      Substitutions                                                            $             -

                                                                               ---------------
TOTAL                                                                          $  1,285,601.69

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT                              $  1,285,601.69
                     CONTRACTS REPURCHASED
b) ADCB AT CLOSING DATE                                                        $462,410,954.84
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                                          0.28%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                         Predecessor
                                                    Discounted                     Predecessor           Discounted
Lease # Lessee Name                                Present Value                     Lease #            Present Value
-------------------                                -------------                   -----------         ---------------
None

                                                   -------------                                       ---------------
                                      Totals:      $        0.00                                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                      $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)   Total discounted Contract Balance of Substitute Receivables                      $0.00
c)   If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                 NO X
                                                                                   ---                 ----

POOL B

                                                                                                         Predecessor
                           Discounted                                              Predecessor            Discounted
Lease # Lessee Name       Present Value                                              Lease #            Present Value
-------------------       -------------                                            -----------         ---------------
     NONE
                            -------                                                                    ---------------
      Totals:               $  0.00                                                                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                      $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)   Total discounted Contract Balance of Substitute Receivables                      $0.00
c)   If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                 NO X
                                                                                   ---                 ----

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING

                                                                                                         Predecessor
                           Discounted                                              Predecessor            Discounted
Lease # Lessee Name      Present Value                                               Lease #            Present Value
-------------------      -------------                                             -----------         ---------------
    NONE
                            -------                                                                    ---------------
      Totals:               $  0.00                                                                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                      $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables                   $   0.00
b)   Total discounted Contract Balance of Substitute Receivables                    $   0.00
c)   If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Sect                                                     $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                 NO X
                                                                                   ---                 ----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                         Predecessor
                           Discounted                                              Predecessor            Discounted
Lease # Lessee Name       Present Value                                               Lease #            Present Value
-------------------       -------------                                            ------------        ----------------
    NONE
                            -------                                                                    ---------------
      Totals:               $  0.00                                                                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                      $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables                   $   0.00
b)   Total discounted Contract Balance of Substitute Receivables                    $   0.00
c)   If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                             $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                 NO X
                                                                                   ---                 ----

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XVI.    POOL PERFORMANCE MEASUREMENTS

1.                                     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
       This Month                           13,557,080.83        This Month                            362,683,718.89
       1 Month Prior                         7,273,683.19        1 Month Prior                         370,416,709.50
       2 Months Prior                        2,101,058.54        2 Months Prior                        378,785,924.21

       Total                                22,931,822.56        Total                               1,111,886,352.60

       a) 3 MONTH AVERAGE                    7,643,940.85        b) 3 MONTH AVERAGE                    370,628,784.20

       c) a/b                                        2.06%

2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                                  Yes ____  No   X
                                                                                                                                ---

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                                      Yes ____  No   X
                                                                                                                                ---
       B. An Indenture Event of Default has occurred and is then continuing?                                      Yes ____  No
                                                                                                                                ---

4.     Has a Servicer Event of Default occurred?                                                                  Yes ____  No
                                                                                                                                ---
5.     Amortization Event Check

       A. Is 1c > 8% ?                                                                                            Yes ____  No   X
                                                                                                                                ---
       B. Bankruptcy, insolvency, reorganization; default/violation
          of any covenant or obligation not remedied within 90 days?                                              Yes ____  No
                                                                                                                                ---
       C. As of any Determination date, the sum of all defaulted
          contracts since the Closing date exceeds 6% of the ADCB
          on the Closing Date?                                                                                    Yes ____  No   X
                                                                                                                                ---

6.     Aggregate Discounted Contract Balance at Closing Date                                Balance  $ 462,410,954.84
                                                                                                     ----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                               TOTAL            % of Total
                                         A.D.C.B.             A.D.C.B.           A.D.C.B.
                                      -------------        --------------        --------
30 Days Overdue                       45,748,380.06        362,683,718.89         12.614%
60 Days Overdue                       21,194,120.64        362,683,718.89          5.844%
90 Days Overdue                       10,979,539.74        362,683,718.89          3.027%
120 Days Overdue                       1,374,152.85        362,683,718.89          0.379%
150 Days Overdue                       1,203,388.24        362,683,718.89          0.332%
180 Days Overdue                               0.00        362,683,718.89          0.000%